                        Supplement Dated April 28, 2008
                                     to the
                          Prospectus Dated May 1, 2005

       MetLife Income Security Plan(SM) Variable Income Annuity Contracts

                                   Issued by
                      Metropolitan Life Insurance Company
                                200 Park Avenue
                            New York, New York 10166

This supplement updates certain information in the prospectus dated May 1, 2005, describing MetLife Income Security Plan(SM) group non-qualified and qualified immediate variable income annuity ("Income Annuity") contracts funded by Metropolitan Life Separate Account E. The Income Annuities are no longer available. You should read and retain this supplement for future reference. Please write or call MetLife Retirement & Savings -- MRVP P.O. Box 14660 Lexington, KY 40512-4660, telephone number 1-866-438-6477, if you need another copy of the Prospectus.

TABLE OF EXPENSES -- METLIFE INCOME SECURITY PLAN VARIABLE INCOME ANNUITIES

The following tables describe the expenses you will pay when you buy, hold or withdraw amounts from your Income Annuity. The first table describes charges you will pay at the time you purchase the Income Annuity or if you make withdrawals. The tables do not show premium and other taxes which may apply. There are no fees for the Flexible Fixed Payment Option or the Basic Fixed Payment Option.

CONTRACT OWNER TRANSACTION EXPENSES

  Sales Load Imposed on Purchase Payments...................                   0% to 5%
  Withdrawal Processing Fee(1)..............................    $95 for each withdrawal
  Reallocation Fee..........................................       Current charge: None

(1) Subject to MetLife's underwriting requirements, we may make available a withdrawal option under your Income Annuity. If the withdrawal option is available under your Income Annuity, you can choose to add a withdrawal option that permits you to withdraw amounts from your annuity. This option is described in more detail in the Prospectus.

The second table describes the fees and expenses that you will bear periodically during the time you hold the Income Annuity, but does not include fees and expenses for the Portfolios.

  Separate Account Charge (as a percentage of your average
     account value)(2)......................................    Maximum guaranteed charge: 1.25%

(2) Pursuant to the terms of the Contract, our total Separate Account Charge will not exceed 1.25% of the amount of underlying portfolio shares we have designated in the investment divisions to generate your income payments for the Income Annuities. The rate that applies may be less than the maximum rate, as described in more detail in the Prospectus. If the Income Annuity is purchased directly from MetLife, the rate that applies also may be less than the maximum rate depending on the level of distribution assistance provided to us by your employer, association or group. The levels depend on various factors pertaining to the amount of access we are given to potential purchasers. The rate that applies is stated in your Income Annuity. We reserve the right to modify your Income Annuity's Separate Account Charge if the level of distribution assistance is less than we anticipated.

    We are waiving 0.08% of the Separate Account Charge for the investment division investing in the BlackRock Large-Cap Core Portfolio.

The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold the Income Annuity. All of the Portfolios listed below are Class A. More details concerning the Metropolitan Series Fund, Inc. ("Metropolitan Fund") and the Met Investors Series Trust ("Met Investors Fund") expenses are contained in their respective prospectuses.

                                                              MINIMUM   MAXIMUM
TOTAL ANNUAL METROPOLITAN FUND AND MET INVESTORS FUND         -------   -------
Operating Expenses for the fiscal year ending December 31,
  2007 (expenses that are deducted from these Funds' assets
  include management fees, and other expenses)..............   0.29%     0.96%
After Waiver and/or Reimbursement of Expenses(3)............   0.28%     0.92%

METROPOLITAN FUND ANNUAL EXPENSES
for fiscal year ending December 31, 2007
(as a percentage of average net assets)                                                                CONTRACTUAL     NET TOTAL
                                                                         ACQUIRED      TOTAL ANNUAL     FEE WAIVER       ANNUAL
                                               MANAGEMENT    OTHER       FUND FEES      OPERATING     AND/OR EXPENSE   OPERATING
                  PORTFOLIO                       FEE       EXPENSES   AND EXPENSES*     EXPENSES     REIMBURSEMENT    EXPENSES**
                  ---------                    ----------   --------   -------------   ------------   --------------   ----------
BlackRock Aggressive Growth Portfolio........   0.71  %      0.05 %        --            0.76  %          --            0.76  %
BlackRock Bond Income Portfolio..............   0.38  %      0.06 %        --            0.44  %         0.01%          0.43  %(1)
BlackRock Diversified Portfolio..............   0.44  %      0.06 %        --            0.50  %          --            0.50  %
BlackRock Strategic Value Portfolio..........   0.82  %      0.06 %        --            0.88  %          --            0.88  %
Davis Venture Value Portfolio................   0.69  %      0.04 %        --            0.73  %          --            0.73  %
FI Mid Cap Opportunities Portfolio...........   0.68  %      0.05 %        --            0.73  %          --            0.73  %
Jennison Growth Portfolio....................   0.63  %      0.04 %        --            0.67  %          --            0.67  %
Julius Baer International Stock Portfolio....   0.84  %      0.12 %        --            0.96  %         0.04%          0.92  %(2)
Lehman Brothers(R) Aggregate Bond Index
  Portfolio..................................   0.25  %      0.05 %        --            0.30  %         0.01%          0.29  %(3)
Loomis Sayles Small Cap Portfolio............   0.90  %      0.05 %        --            0.95  %         0.05%          0.90  %(4)
MetLife Mid Cap Stock Index Portfolio........   0.25  %      0.07 %      0.01%           0.33  %         0.01%          0.32  %(5)
MetLife Stock Index Portfolio................   0.25  %      0.04 %        --            0.29  %         0.01%          0.28  %(6)
MFS(R) Value Portfolio.......................   0.72  %      0.05 %        --            0.77  %         0.07%          0.70  %(7)
Morgan Stanley EAFE(R) Index Portfolio.......   0.30  %      0.12 %      0.01%           0.43  %         0.01%          0.42  %(8)
Neuberger Berman Mid Cap Value Portfolio.....   0.64  %      0.05 %        --            0.69  %          --            0.69  %
Oppenheimer Global Equity Portfolio..........   0.51  %      0.10 %        --            0.61  %          --            0.61  %
Russell 2000(R) Index Portfolio..............   0.25  %      0.07 %      0.01%           0.33  %         0.01%          0.32  %(9)
T. Rowe Price Large Cap Growth Portfolio.....   0.60  %      0.07 %        --            0.67  %          --            0.67  %
T. Rowe Price Small Cap Growth Portfolio.....   0.51  %      0.08 %        --            0.59  %          --            0.59  %



MET INVESTORS FUND ANNUAL EXPENSES
for fiscal year ending December 31, 2007
(as a percentage of average net assets)                                                                CONTRACTUAL     NET TOTAL
                                                                         ACQUIRED      TOTAL ANNUAL     FEE WAIVER       ANNUAL
                                               MANAGEMENT    OTHER       FUND FEES      OPERATING     AND/OR EXPENSE   OPERATING
                  PORTFOLIO                       FEE       EXPENSES   AND EXPENSES*     EXPENSES     REIMBURSEMENT    EXPENSES**
                  ---------                    ----------   --------   -------------   ------------   --------------   ----------
BlackRock Large Cap Core Portfolio...........   0.58  %      0.07 %        --            0.65  %          --            0.65  %
Lord Abbett Bond Debenture Portfolio.........   0.49  %      0.05 %        --            0.54  %          --            0.54  %


 * Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by a portfolio as a result of investing in shares of one or more underlying portfolios.

 ** Net Total Annual Operating Expenses do not reflect: (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.
---------------

 (1) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.325% for the amounts over $1 billion but less than $2 billion.

 (2) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.81% for the first $500 million of the Portfolio's average daily net assets and 0.78% for the next $500 million.

 (3) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.244%.

 (4) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio by 0.05%.

 (5) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.243%.

 (6) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.243%.

 (7) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.65% for the first $1.25 billion of the Portfolio's average daily net assets, 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.

 (8) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.293%.

 (9) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.243%.

EXAMPLE

The following example is intended to help you compare the cost of investing in the Income Annuity with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Income Annuity (described in the second table) and Portfolio fees and expenses (described in the third table).

EXAMPLE: This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

- a maximum Separate Account charge of 1.25%;

- no allocation to the Basic Fixed Payment and Flexible Fixed Payment Options (as described later in this Prospectus);

- a maximum 5% sales load;

- no withdrawals were taken;

- you bear the minimum or maximum fees and expenses of any of the Portfolios without reimbursement and/or waiver of expenses;

- the underlying Portfolio has a 5% annual return each year;

- you are a 65 year old male at the beginning of year one;

- you purchased a Lifetime Income Annuity paying monthly benefits; and

- a constant 7% specified interest rate.

                                                                   1             3              5              10
                                                                  YEAR         YEARS          YEARS          YEARS
                                                                  ----         -----          -----          -----
Maximum.....................................................      $703         $1,067         $1,375         $1,923
Minimum.....................................................      $642         $  899         $1,119         $1,521

YOUR INVESTMENT CHOICES

THIS REPLACES THE ENTIRE SECTION STARTING AT PAGE 13 OF THE MAY 1, 2005 PROSPECTUS.

The Metropolitan Fund and the Met Investors Fund and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund and Met Investors Fund prospectuses are attached at the end of this Prospectus. You should read these prospectuses carefully before making purchase payments to the investment divisions. The Class A shares available to the Income Annuities do not impose any 12b-1 Plan fees.

The investment choices are listed in alphabetical order (based upon the Portfolio's legal names). The investment divisions generally offer the opportunity for greater returns over the long term than our Basic Fixed Payment Option. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. The degree of investment risk you assume will depend on the investment divisions you choose. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your income payments are subject to the risks associated with investing in stocks and bonds, your variable income payments based on amounts allocated to the investment divisions may go down as well as up.

YOUR INVESTMENT CHOICES

          PORTFOLIOS                  INVESTMENT OBJECTIVES
          ----------                  ---------------------        INVESTMENTMANAGER/SUB-INVESTMENTMANAGER
METROPOLITAN FUND
  BlackRock Aggressive Growth    Seeks maximum capital             MetLife Advisers, LLC
     Portfolio                   appreciation.                     Sub-Investment Manager: BlackRock
                                                                   Advisors, LLC
  BlackRock Bond Income          Seeks a competitive total         MetLife Advisers, LLC
     Portfolio                   return primarily from investing   Sub-Investment Manager: BlackRock
                                 in fixed-income securities.       Advisors, LLC
  BlackRock Diversified          Seeks high total return while     MetLife Advisers, LLC
     Portfolio                   attempting to limit investment    Sub-Investment Manager: BlackRock
                                 risk and preserve capital.        Advisors, LLC
  BlackRock Strategic Value      Seeks high total return,          MetLife Advisers, LLC
     Portfolio                   consisting principally of         Sub-Investment Manager: BlackRock
                                 capital appreciation.             Advisors, LLC
  Davis Venture Value Portfolio  Seeks growth of capital.          MetLife Advisers, LLC
                                                                   Sub-Investment Manager: Davis Selected
                                                                   Advisers, L.P.
  FI Mid Cap Opportunities       Seeks long-term growth of         MetLife Advisers, LLC
     Portfolio                   capital.                          Sub-Investment Manager: Pyramis Global
                                                                   Advisors, LLC
  Jennison Growth Portfolio      Seeks long-term growth of         MetLife Advisers, LLC
                                 capital.                          Sub-Investment Manager: Jennison
                                                                   Associates LLC
  Julius Baer International      Seeks long-term growth of         MetLife Advisers, LLC
     Stock Portfolio             capital.                          Sub-Investment Manager: Julius Baer
                                                                   Investment Management LLC
  Lehman Brothers(R) Aggregate   Seeks to equal the performance    MetLife Advisers, LLC
     Bond Index Portfolio        of the Lehman Brothers(R)         Sub-Investment Manager: MetLife
                                 Aggregate Bond Index.             Investment Advisors Company, LLC
  Loomis Sayles Small Cap        Seeks long-term capital growth    MetLife Advisers, LLC
     Portfolio                   from investments in common        Sub-Investment Manager: Loomis, Sayles
                                 stocks or other equity            & Company, L.P.
                                 securities.
  MetLife Mid Cap Stock Index    Seeks to equal the performance    MetLife Advisers, LLC
     Portfolio                   of the Standard & Poor's Mid      Sub-Investment Manager: MetLife
                                 Cap 400(R) Composite Stock        Investment Advisors Company, LLC
                                 Price Index.
  MetLife Stock Index Portfolio  Seeks to equal the performance    MetLife Advisers, LLC
                                 of the Standard & Poor's 500(R)   Sub-Investment Manager: MetLife
                                 Composite Stock Price Index.      Investment Advisors Company, LLC
  MFS(R) Value Portfolio         Seeks capital appreciation and    MetLife Advisers, LLC
                                 reasonable income.                Sub-Investment Manager: Massachusetts
                                                                   Financial Services Company MetLife
                                                                   Advisers, LLC Sub-Investment Manager:
  Morgan Stanley EAFE(R) Index   Seeks to equal the performance    MetLife Investment Advisors Company,
     Portfolio                   of the MSCI EAFE(R) Index.        LLC
  Neuberger Berman Mid Cap       Seeks capital growth.             MetLife Advisers, LLC
     Value Portfolio                                               Sub-Investment Manager: Neuberger
                                                                   Berman Management, Inc.
  Oppenheimer Global Equity      Seeks capital appreciation.       MetLife Advisers, LLC
     Portfolio                                                     Sub-Investment Manager:
                                                                   OppenheimerFunds, Inc.
  Russell 2000(R) Index          Seeks to equal the return of      MetLife Advisers, LLC
     Portfolio                   the Russell 2000(R) Index.        Sub-Investment Manager: MetLife
                                                                   Investment Advisors Company, LLC

          PORTFOLIOS                  INVESTMENT OBJECTIVES
          ----------                  ---------------------        INVESTMENTMANAGER/SUB-INVESTMENTMANAGER
  T. Rowe Price Large Cap        Seeks long-term growth of         MetLife Advisers, LLC
     Growth Portfolio            capital and, secondarily,         Sub-Investment Manager: T. Rowe Price
                                 dividend income.                  Associates, Inc.
  T. Rowe Price Small Cap        Seeks long-term capital growth.   MetLife Advisers, LLC
     Growth Portfolio                                              Sub-Investment Manager: T. Rowe Price
                                                                   Associates, Inc.

MET INVESTORS FUND
  BlackRock Large Cap Core       Seeks long-term capital growth.   Met Investors Advisory, LLC
     Portfolio                                                     Sub-Investment Manager: BlackRock
                                                                   Advisors, LLC
  Lord Abbett Bond Debenture     Seeks high current income and     Met Investors Advisory, LLC
     Portfolio                   the opportunity for capital       Sub-Investment Manager: Lord, Abbett &
                                 appreciation to produce a high    Co. LLC
                                 total return.

Some of the investment choices may not be available under the terms of your Income Annuity. The Contract or other correspondence we provide you will indicate the investment divisions that are available to you. Your investment choices may be limited because:

- Your employer, association or other group contract holder limits the available investment divisions.

- We have restricted the available investment divisions.

The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund or the Met Investors Fund, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public.

The Metropolitan Fund and the Met Investors Fund are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940, as amended (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund.

The Portfolios of the Metropolitan Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the Met Investors Fund pay Met Investors Advisory LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectuses and SAIs for the Metropolitan Fund and Met Investors Fund.

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are discussed in each Fund's prospectus.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS

An investment manager (other than our affiliates MetLife Advisers, LLC and Met Investors Advisory, LLC) or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment managers MetLife Advisers, LLC, and Met Investors Advisory, LLC, which are formed as "limited liability companies." Our ownership interests in MetLife Advisers, LLC and Met Investors Advisory, LLC entitle us to profit distributions if the investment manager makes a profit with respect to the investment management fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the advisers. (See the Table of Expenses for information on the investment management fees paid by the Portfolios and the SAI for the Portfolios for information on the investment management fees paid by the investment managers to the sub-investment managers.)

We select the Portfolios offered through this Contract based on a number of criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of contract value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Contract owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of contract value to such Portfolios.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

REALLOCATIONS

In the second paragraph second sentence of this section please delete and replace "FI International Stock" with "Julius Baer International Stock."

WHO SELLS THE INCOME ANNUITY

REPLACES ENTIRE SECTION STARTING AT PAGE 36 OF MAY 1, 2005 PROSPECTUS.

MetLife Investors Distribution Company ("MLIDC") will become the principal underwriter and distributor of the securities offered through this prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other variable annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Contracts (e.g., commissions payable to the retail broker-dealers who sell the Contracts, including our affiliated broker-dealers). MLIDC does not retain any fees under the Contracts.


MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority ("FINRA"). An investor brochure that includes information describing FINRA's Public Disclosure Program is available by calling FINRA's Public Disclosure Program hotline at 1-800-289-9999, or by visiting FINRA's website at www.finra.org.



The Contracts are no longer offered for sale. Contracts were sold through MetLife licensed sales representatives who are associated with MetLife Securities, Inc. ("MSI"), our affiliate and a broker-dealer, which is paid compensation for the promotion and sale of the Contracts. MSI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, as amended and is also a member of FINRA.


          THIS SUPPLEMENT IS NOT VALID UNLESS PRECEDED BY THE CURRENT
               PROSPECTUS FOR THE METROPOLITAN SERIES FUND, INC.
                   AND THE MET INVESTORS SERIES TRUST, WHICH
                CONTAINS ADDITIONAL INFORMATION ABOUT THE FUNDS.

                  THIS SUPPLEMENT SHOULD BE READ AND RETAINED
                              FOR FUTURE REFERENCE

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NEW YORK, NEW YORK